SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(A) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                       |X|
Filed by a Party other than the Registrant    |_|

Check the appropriate box:
     |_|  Preliminary Proxy Statement
     |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     |X|  Definitive Proxy Statement
     |_|  Definitive Additional Materials
     |_|  Soliciting Material Pursuant to ss.240.14a-12

                  THE VALUE LINE SPECIAL SITUATIONS FUND, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                  THE VALUE LINE SPECIAL SITUATIONS FUND, INC.

                              220 East 42nd Street
                             New York, NY 10017-5891

                               -------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To be held on September 29, 2005

                               -------------------

      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of The Value Line Special Situations Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of the Fund, 220 East 42nd Street, 6th Floor, New York, New York on September 29, 2005 at 10:00 a.m. for the following purposes:

      1. To approve or disapprove a reclassification of the Fund's goal and principal investment strategy, as well as changes to the principal investment strategy.

      2. To transact such other business which may properly come before the Meeting or any adjournment or adjournments thereof.

      The close of business on July 25, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof.

      Please execute and return the enclosed proxy promptly in the envelope provided whether or not you intend to be present at the Meeting. You may revoke your proxy at any time before it is voted. No postage is required if the proxy is mailed in the United States.

                                                  By order of the President


                                                  David T. Henigson
                                                  Secretary

August 3, 2005

                  THE VALUE LINE SPECIAL SITUATIONS FUND, INC.

                              220 East 42nd Street
                             New York, NY 10017-5891

                               -------------------

                                 PROXY STATEMENT

                               -------------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Value Line Special Situations Fund, Inc. ("we" or the "Fund") to be used at the Fund's Special Meeting of Shareholders (the "Meeting") or any adjournment(s) thereof. The Meeting will be held on September 29, 2005, at 10:00 a.m. local time at the offices of the Fund, 220 East 42nd Street, 6th Floor, New York, New York, for the purposes set forth in the attached Notice of Special Meeting of Shareholders. The Proxy Statement is being first mailed to shareholders on or about August 3, 2005.

      The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received and is properly executed. You may direct the proxy holders to vote your Fund shares by checking the appropriate "For" or "Against" box or instruct them not to vote those shares by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions. If you properly execute your proxy and give no voting instructions with respect to a Proposal, your shares will be vote "For" the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. Approval of Proposal 1 requires an affirmative vote of a majority of the "outstanding voting securities" of the Fund, which, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means the vote of
(1) 67% of more of the shares present at the Meeting if the holders or more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund, whichever is less.

      A majority of the shares outstanding on July 25, 2005 (the "Record Date"), represented in person or by proxy, of the Fund must be present for the transaction of business at the Meeting. In the event that a quorum is not present or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "For" such Proposal in favor of an adjournment and will vote those proxies required to be voted "Against" such Proposal against such adjournment.

      Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to the Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to the Proposal because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, you are urged to forward your voting instructions promptly.

      You may revoke your proxy with respect to the Fund: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Fund at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

      At the close of business on the Record Date, there were 16,090,068 shares of Common Stock of the Fund outstanding. Each full share is entitled to one vote; fractional shares are entitled to a proportionate fractional vote. A listing of the owners of more than 5% of the shares of the Fund at the Record Date is set forth in Exhibit A.

      Copies of the Fund's most recent annual report have been sent to shareholders on or before the mailing of this Proxy Statement. Shareholders of the Fund may obtain, free of charge, copies of the Fund's annual report by writing to the Fund, at 220 East 42nd Street, New York, NY 10017 or calling
(800) 223-0818.

      In addition, the Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Fund (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates.

      Value Line, Inc. (the "Adviser"), 220 East 42nd Street, New York, New York 10017, serves as the Fund's investment adviser. Value Line Securities, Inc., at the same address, serves as the Fund's distributor (the "Distributor"). State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's administrator.

      The cost of preparing, assembling and mailing the proxy material and of soliciting proxies on behalf of the Board of Directors of the Fund (the "Board") will be borne by the Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited personally or by telephone by officers of the Fund and by employees of the Adviser (for which solicitation, no compensation will be paid). D.F. King & Co., Inc. has been retained by the Fund to assist in the solicitation of proxies. It is anticipated that the cost of using D.F. King & Co., Inc. will not exceed $25,000.

                                   PROPOSAL 1

                             APPROVE OR DISAPPROVE A
                RECLASSIFICATION OF THE FUND'S GOAL AND PRINCIPAL
                         INVESTMENT STRATEGY AS WELL AS
                  CHANGES TO THE PRINCIPAL INVESTMENT STRATEGY

      The Fund's current goal is to seek long-term growth of capital. In addition, the Fund's current principal investment strategy is to invest not less than 80% of the Fund's net assets in a diversified portfolio of common stocks or equity securities convertible into common stock that the Fund categorizes as "special situations." A "special situation" arises when an unusual development is taking place that we believe may cause a company's securities to increase in value. In selecting securities for purchase or sale, we may rely on the Value Line Timeliness(TM) Ranking System.

      The Fund's goal and its principal investment strategy are classified as "fundamental" policies, which means that neither the goal nor the strategy can be changed without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund.

      The Board proposes reclassifying the Fund's goal and principal investment strategy as non-fundamental, as discussed further below. The Board currently does not plan to modify the Fund's goal but would have the flexibility to do so in the future without shareholder action.

      The Board also proposes changing the Fund's principal investment strategy to eliminate the "special situations" requirement, which will give the Fund more flexibility. Under the new strategy, the Fund would invest its net assets in equity securities of U.S. companies of all sizes. In addition, the Fund would change its name to "Value Line Premier Growth Fund, Inc."

Reclassification of the Fund's Goal and Principal Investment Strategy

      While the Fund's goal and principal investment strategy are fundamental investment policies, it is common for mutual funds to designate their investment objectives and principal strategies as non-fundamental in order that the Board can change the objectives and strategies to reflect changing market conditions without a shareholder vote. The Adviser and the Board have concluded that a change in investment strategy is desirable but are unable to implement such change without the cost and delay of a shareholders meeting. If this proposal is approved, the Board would be able to make similar changes in the future without a shareholder vote which may result in a more riskier investment strategy. At a meeting held on June 16, 2005, the Board determined that it was in the best interests of the Fund and its shareholders to change the classification of the Fund's goal and principal investment strategy from fundamental policies to non-fundamental policies. Designating the Fund's goal and principal investment strategy as non-fundamental will provide the Board with flexibility to respond to changing conditions in a manner it deems to be in the best interests of the Fund and its shareholders without incurring the cost of a proxy solicitation. Shareholders are being asked to approve the reclassification of the fundamental goal and fundamental principal investment strategy (as revised) as non-fundamental investment policies.

      Approval of this proposal will have the effect of shareholders having less control over future changes.

Proposed Investment Strategy

      The Adviser has recommended the change in strategy for the Fund because it believes that the current approach is too restrictive and not reflective of the current opportunities in the marketplace. Consequently, the Adviser proposes that to achieve the Fund's goal, at least 80% of the Fund's net assets will be invested in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. There are no set limitations of investments according to a company's size.

Failure to Approve Proposal 1

      If Proposal 1 is not approved by the Fund's shareholders, the Fund's goal and principal investment strategy will continue to be fundamental investment policies, which may not be changed without shareholder approval. In addition, the Fund's principal investment strategy will remain one of investing at least 80% of the Fund's net assets in common stocks or equity securities convertible into common stock that the Fund characterizes as "special situations."

THE BOARD RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSED RECLASSIFICATION OF
 THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGY AND THE PROPOSED CHANGES TO
                       THE PRINCIPAL INVESTMENT STRATEGY.

               --------------------------------------------------

                                  OTHER MATTERS

      The Directors do not know of any matters to be presented at the Meeting other than those set forth in the Proxy Statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                             ADDITIONAL INFORMATION

      The Investment Adviser. Value Line, Inc., 220 East 42nd Street, New York, NY 10017, is the investment adviser to the Fund and to the other Value Line Mutual Funds. The Investment Adviser manages the Fund's investments, provides various administrative services and supervises the Fund's daily business affairs, subject to the authority of the Board of Directors.

      The Distributor. Value Line Securities, Inc., 220 East 42nd Street, New York, NY 10017, a subsidiary of the Adviser, acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares.

                          NEXT MEETING OF SHAREHOLDERS

      The Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act of 1940. The next meeting of the shareholders of the Fund will be held at such time as the Board of Directors may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Fund at its office a reasonable time prior to the meeting, as determined by the Board of Directors, to be included in the Fund's proxy statement and form of proxy relating to such meeting, and must satisfy all other legal requirements.

                             SOLICITATION OF PROXIES

      The cost of solicitation, including the cost of printing, assembling and mailing the proxy material, will be borne by the Fund.

                                                                       Exhibit A

                             Ownership of 5% or More
                            of the Outstanding Shares

      As of July 25, 2005, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of the Fund:

         Name and Address                      Number of Shares        Percent
          of Shareholder                      Beneficially Owned       of Class
          --------------                      ------------------       --------

         Charles Schwab & Co., Inc.                4,160,874            25.9%
         101 Montgomery Street
         San Francisco, CA  94104

         National Financial Services, Co.          3,822,904            23.8%
         One World Financial Center
         200 Liberty Street
         New York, NY  10281

As of July 25, 2005, none of the Directors and executive officers of the Fund owned beneficially or of record, as a group, more than 1% of the outstanding shares of the Fund.

                 THE VALUE LINE SPECIAL SITUTATIONS FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher, or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of The Value Line Special Situations Fund, Inc. at the offices of the Fund, 220 East 42nd Street, 6th Floor, New York, New York on September 29, 2005 at 10:00 a.m. and at any and all adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED ON THE REVERSE. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.

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PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.
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Please sign exactly as your name(s) appear(s) on the reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
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HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?
_______________________________         ___________________________________
_______________________________         ___________________________________
_______________________________         ___________________________________

VA0022

                                                                           VA002

|X| Please mark
    votes as in
    this example.

                                                                                        FOR    AGAINST    ABSTAIN
-----------------------------   1. Proposal to reclassify the Fund's goal and           |_|      |_|        |_|
        THE VALUE LINE             principal investment strategy, as well as
SPECIAL SITUATIONS FUND, INC.      changes to the principal investment strategy.
-----------------------------
                                2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                            ---------------
Please be sure to sign and date this Proxy. Date
-----------------------------------------------------------


Stockholder signature-------Co-owner signature-------------  RECORD DATE SHARES:

VA0021